UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2011

ENVESTNET, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34835	20-1409613
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

35 East Wacker Drive, Suite 2400 Chicago, Illinois		60601
(Address of principal executive offices)		(Zip Code)

(312) 827-2800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On December 31, 2011, Envestnet, Inc. (“Envestnet”) entered into a Fourth Amendment to Technology and Services Agreement (the “Fourth Amendment”) with FMR LLC, an affiliate of FMR Corp., or Fidelity. The Fourth Amendment amends the Technology Services Agreement between the parties, dated as of March 31, 2008, and provides for updated servicing standards, servicing restrictions and security requirements and updated pricing allocation, among other things.

Also on December 31, 2011, Envestnet Asset Management, Inc., a wholly-owned subsidiary of Envestnet, entered into an Amendment to Services Agreement (the “Amendment”) with Fidelity Brokerage Services, LLC, an affiliate of Fidelity, amending the Services Agreement between the parties, dated as of December 28, 2005, and a Third Amendment to Services Agreement (the “Third Amendment”) with National Financial Services LLC, an affiliate of Fidelity, amending the Services Agreement between the parties, dated as of March 25, 2005. The Amendment and the Third Amendment revise the fee and billing schedules of the respective Services Agreements.

The foregoing descriptions of the Fourth Amendment, the Amendment and the Third Amendment (collectively, the “Amendments”) are qualified in their entirety by reference to the full text of the Amendments which are filed as Exhibits 10.1, 10.2 and 10.3 with portions omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment. Exhibits 10.1, 10.2 and 10.3 are redacted copies of the Amendments and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1*	Fourth Amendment to Technology Services Agreement, dated as of December 31, 2011, between Envestnet and FMR LLC.

10.2*	Amendment to Services Agreement effective December 31, 2011, between Envestnet Asset Management, Inc. and Fidelity Brokerage Services, LLC.

10.3*	Third Amendment to Services Agreement effective December 31, 2011, between Envestnet Asset Management, Inc. and National Financial Services LLC.

*	Application has been made with the Securities and Exchange Commission to seek confidential treatment of certain provisions. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 6, 2012

ENVESTNET, INC.

By:	/S/ SHELLY O’BRIEN
Name:	Shelly O’Brien
Title:	General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1*	Fourth Amendment to Technology Services Agreement, dated as of December 31, 2011, between Envestnet, Inc. and FMR LLC.

10.2*	Amendment to Services Agreement effective December 31, 2011, between Envestnet Asset Management, Inc. and Fidelity Brokerage Services, LLC.

10.3*	Third Amendment to Services Agreement effective December 31, 2011, between Envestnet Asset Management, Inc. and National Financial Services LLC.

*	Application has been made with the Securities and Exchange Commission to seek confidential treatment of certain provisions. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.